SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              November 24, 2003
                              -----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                           BRENEX OIL CORPORATION
                          dba CINEMAELECTRIC, INC.
                          ------------------------
           (Exact Name of Registrant as Specified in its Charter)

       Utah                   000-32205                   87-0666021
       ----                   ---------                   ----------
  (State of other        (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                      1201 W. Fifth Street, Suite M-130
                        Los Angeles, California 90017
                        -----------------------------
                  (Address of Principal Executive Offices)

                                (213) 534-3400
                                --------------
                       (Registrant's Telephone Number)

                                      N/A
                                      ---
         (Former Name of Former Address if changed Since Last Report)


Item 4. Change in Registrant's Certifying Accountant

     On November 24, 2003, upon approval of Brenex's board of directors, we appointed Stonefield Josephson, Inc. as Brenex's independent auditors and determined not to reappoint Mantyla McReynolds. The report of Mantyla McReynolds on the financial statements as of and for the fiscal year ended October 31, 2002 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that Mantyla McReynolds issued an explanatory paragraph in its fiscal 2002 and 2001 reports as to Brenex's ability to continue as a going concern. During the years ended October 31, 2002 and 2001 and through the date of this Current Report on Form 8-K, there were no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Mantyla McReynolds's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-B.

     Brenex did not consult Stonefield Josephson, Inc. with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-B.

     Brenex has provided a copy of this disclosure to Mantyla McReynolds in compliance with the provisions of Item 304 (a) (3) of Regulation S-B. See
Exhibit 16.1 Letter from Mantyla McReynolds to Securities and Exchange Commission dated November 24, 2003.

Item 7. Financial Statements and Exhibits.

     Exhibit No.                      Exhibit Description
     -----------                      -------------------

        16.1                          Letter from Mantyla McReynolds

Item 8. Change in Fiscal Year

     Brenex has determined to change its fiscal year end from October 31 to December 31. Accordingly, Registrant's Form 10-KSB for the fiscal year ended October 31, 2003, which would have been due on or before January 29, 2004, will now be for the year ending December 31, 2003 and will be due on or before March 31, 2004. Brenex filed a Transitional Report on Form 10-QSB covering the three months ended September 30, 2003 on November 19, 2003.

                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRENEX OIL CORPORATION

Date: November 24, 2003                  /s/ James F. Robinson
                                         ---------------------
                                         James F. Robinson
                                         Director, CEO and President